EXHIBIT 99.1

Certification

            Pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Brown & Brown, Inc. (the "Company") hereby certifies, in the undersigned's capacity as an officer of the Company and to such officer's actual knowledge, that:

     (1)   the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the final condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned officer has executed this Certification on August 9, 2002.

/S/ J. HYATT BROWN
Name: J. Hyatt Brown
Title: Chief Executive Officer

            The foregoing Certification is being furnished solely pursuant to 18 U.S.C. § 1350, is limited to the periods covered by the Report, and is not being filed as part of the Report or as a separate disclosure document.